Senior Debt	6 Months Ended
Jun. 30, 2015
Debt Disclosure [Abstract]
Senior Debt

4.	SENIOR DEBT

The Company had a credit facility that provided for borrowings of up to $10 million with $2,230,000 outstanding at June 30, 2015 and December 31, 2014, subject to a borrowing base formula. The Company could borrow, at its option, at the rate of 18% with a minimum advance of $25,000. Proceeds from this credit facility were used to fund loans to consumers. In July 2015, the credit facility was converted to a term loan, to be repaid monthly, with payments equal to 100% of the consumer loan proceeds, with the balance due June 1, 2016.

The credit facility is also subject to a net profit interest under which the Company will pay BFG Loan Holdings, LLC, 20% of its subsidiary IEC SPV, LLC’s “Net Profit” until 10 years from the date the loan is repaid in full. Net Profit is defined as the gross revenue less (i) interest paid on the loan, (ii) payments on any other debt incurred as a result of an approved Refinance Event, (iii) any costs, fees or commissions paid on the existing credit facility, and (iv) charge-offs to bad debt resulting from consumer loans. If the Refinance event shall be approved by BFG Loan Holdings, LLC and occur as set forth in the agreement, the net profit percentage shall be reduced to 10%. The Net Profit arrangement can be terminated by the Company upon a payment of $3,000,000. Net profit interest for the six months ended June 30, 2015 and June 30, 2014 was $51,551 and $0 respectively.

Substantially all of the Company’s assets are pledged as collateral for borrowings under the revolving credit agreement.

Future minimum principal payments on the credit facility at June 30, 2015 are as follows:

Years ending
June 30
2016	2,230,000
$2,230,000